UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

MARCH 31, 2013

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 83.1%
CONSUMER DISCRETIONARY - 14.5%
Auto Components - 1.0%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	210,000		$233,100
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	110,000		113,300
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	320,000		332,800
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	460,000		472,650	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	260,000		261,300	(a)(b)
Europcar Groupe SA	11.500%	5/15/17	100,000	EUR	142,471	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	472,154	(a)

Total Auto Components					2,027,775

Automobiles - 0.1%
Escrow GCB General Motors	—	—	200,000		0	*(c)(d)(e)
Escrow GCB General Motors	—	—	1,550,000		0	*(c)(d)(e)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	160,000		184,400	(a)

Total Automobiles					184,400

Diversified Consumer Services - 1.4%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	350,000		390,688	(a)
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Senior Secured Notes	9.750%	4/1/21	470,000		467,650	(a)
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	650,324	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		323,350
ServiceMaster Co., Senior Notes	8.000%	2/15/20	420,000		452,550
Sotheby’s, Senior Notes	5.250%	10/1/22	540,000		548,100	(a)

Total Diversified Consumer Services					2,832,662

Hotels, Restaurants & Leisure - 4.8%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	390,000		418,275	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	402,132		381,658	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	440,000		468,875
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	300,000		274,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	220,000		205,150
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000		320,625
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	150,000		148,594
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		509,062
CCM Merger Inc., Senior Notes	9.125%	5/1/19	610,000		628,300	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		222,075	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		434,850	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	628,804
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	265,000		497	(a)(f)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	590,000		557,550	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	510,000		536,775	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	230,000		248,975	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	269,376	(g)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	430,000		435,375	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,120,000		1,108,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure - continued
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	618,000		$701,430
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	115,000		126,212	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		685,125
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	235,000		235,000	(a)(g)

Total Hotels, Restaurants & Leisure					9,545,883

Household Durables - 0.6%
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	250,000		248,741
RSI Home Products Inc., Secured Notes	6.875%	3/1/18	210,000		214,200	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.000%	2/1/23	190,000		196,650	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		536,550	(a)

Total Household Durables					1,196,141

Media - 5.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		187,425
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		426,550
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	160,000		178,200
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		269,375
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	370,000		281,200	(a)
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	124,365	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	390,000		413,400	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		157,125	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	270,000		283,163
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		124,650
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	890,000		1,002,362
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,988
DISH DBS Corp., Senior Notes	7.875%	9/1/19	180,000		214,200
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	240,000		261,600	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	430,000		460,637
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	400,000	EUR	553,760	(a)
LBI Media Inc., Senior Secured Notes	10.000%	4/15/19	200,000		186,000	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	328,258	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000		253,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,020,000		1,073,550	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	240,000		270,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	590,000		592,212	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		218,400	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	250,000	EUR	346,100	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	149,000	EUR	42,019	(a)(f)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	350,000		349,125	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	75,000	EUR	100,946	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	750,000		813,750	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	270,000		302,738	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	400,000	EUR	555,041	(a)

Total Media					10,401,889

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multiline Retail - 0.2%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	62,000		$62,620
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	310,000		311,938

Total Multiline Retail					374,558

Specialty Retail - 0.7%
Edcon Pty Ltd., Senior Notes	3.453%	6/15/14	315,000	EUR	403,783	(a)(g)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	552,478	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	390,000		369,037
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	100,000		104,000	(a)(b)

Total Specialty Retail					1,429,298

Textiles, Apparel & Luxury Goods - 0.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	745,556	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		209,250	(a)

Total Textiles, Apparel & Luxury Goods					954,806

TOTAL CONSUMER DISCRETIONARY					28,947,412

CONSUMER STAPLES - 3.1%
Beverages - 0.3%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	560,000		561,400	(a)

Food Products - 1.3%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	300,000	GBP	508,484	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	800,000		841,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	171,000		185,108	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	850,000		848,937	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	180,000		190,350	(a)

Total Food Products					2,573,879

Household Products - 0.9%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	120,000		127,200	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	140,000		150,675	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	180,000		195,750	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	530,000		536,625	(a)
Zobele Holding SpA, Senior Secured Notes	7.875%	2/1/18	540,000	EUR	719,887	(a)

Total Household Products					1,730,137

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000		414,675	(a)

Tobacco - 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	820,000		870,225

TOTAL CONSUMER STAPLES					6,150,316

ENERGY - 14.3%
Energy Equipment & Services - 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	210,000		229,425
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	30,000		31,050
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	510,000		532,950
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000		502,875	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	155,000		168,950	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	590,000		618,025
Oil States International Inc., Senior Notes	6.500%	6/1/19	400,000		430,000
Oil States International Inc., Senior Notes	5.125%	1/15/23	440,000		441,100	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	590,000		646,050
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	210,000		231,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	440,000		494,450

Total Energy Equipment & Services					4,325,875

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - 12.1%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000		$573,475
Arch Coal Inc., Senior Notes	7.000%	6/15/19	270,000		245,025
Arch Coal Inc., Senior Notes	9.875%	6/15/19	670,000		690,100	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000		167,600	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000		430,000	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	20,000		21,350
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	330,000		371,250
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	150,000		168,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	330,000		373,725	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	270,000		289,575
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000		1,087,387
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	390,000		403,650	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	240,000		253,200
Concho Resources Inc., Senior Notes	7.000%	1/15/21	390,000		430,950
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000		52,250
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	260,000		289,250
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	781,376		722,773	(a)(b)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	370,000		402,375
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	350,000		359,625	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	580,000		729,350
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	210,000		243,075
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	290,000	EUR	396,598	(a)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	400,000		421,000	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	290,000		275,863
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	520,000		577,200	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	310,000		335,575	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	190,000		208,525	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	520,000		562,900	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	480,000		544,800
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000		285,225	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000		630,700	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	440,000		464,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	290,000		305,950	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	310,000		340,225
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	247,000		267,995
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	84,000		90,930
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000		215,600

Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	520,000	408,200
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	465,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	210,000	165,375	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	735,000	584,325	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	400,000	424,000	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000	445,185	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000		$65,620	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	29,000		27,985	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	100,000		107,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000		421,600	(a)
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	220,000		242,000
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	500,000		555,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		30,900
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	170,000		168,088
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,080,000		1,107,000
Range Resources Corp., Senior Notes	5.000%	8/15/22	90,000		92,250
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	150,000		165,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	100,000		107,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000		32,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	100,000		110,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	30,000		32,250
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,210,000		1,291,675	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	430,000		449,350
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	50,000		52,125
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000		340,800	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	190,000		191,900	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	250,000		274,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.250%	5/1/23	80,000		83,600	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	220,000		253,176	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	490,000		590,450	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	150,000		180,750	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	790,000		568,800	(a)

Total Oil, Gas & Consumable Fuels					24,263,400

TOTAL ENERGY					28,589,275

FINANCIALS - 6.0%
Commercial Banks - 2.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000		336,211	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000		217,525
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	250,000		256,520
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		329,625	(a)(g)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	753,049	(g)(h)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	550,000		588,517	(a)(h)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000		121,124	(a)(g)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		703,500	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	30,000		30,911
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		180,419
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	690,000		696,193	(a)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	190,000		205,187	(g)(h)

Total Commercial Banks					4,418,781

Consumer Finance - 0.1%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	190,000		236,550

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services - 2.9%
Boats Investments (Netherlands) BV, Secured Notes	7.713%	12/15/15	868,097	EUR	$283,756	(b)(g)
ING Group NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	739,592	(g)(h)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	360,000		410,850
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	50,000		49,969
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	180,000		179,888
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,635,200
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	999,882	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	430,000		477,300	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	430,000		469,775
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(g)

Total Diversified Financial Services					5,787,462

Insurance - 0.7%
ELM BV	5.252%	5/25/16	500,000	EUR	646,923	(g)(h)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	280,000		287,000	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	370,000		358,900	(g)(h)

Total Insurance					1,292,823

Real Estate Management & Development - 0.1%
Realogy Corp., Senior Secured Notes	7.625%	1/15/20	210,000		237,825	(a)

TOTAL FINANCIALS					11,973,441

HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 0.6%
Hologic Inc., Senior Notes	6.250%	8/1/20	240,000		256,500
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	330,000		329,175
Ontex IV SA, Senior Notes	9.000%	4/15/19	250,000	EUR	334,082	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	160,360	(a)

Total Health Care Equipment & Supplies					1,080,117

Health Care Providers & Services - 3.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		303,810
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		342,375	(a)
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	290,000		315,012
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,375,000		1,395,625
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	500,000		551,250
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	280,000		305,200
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	310,000		347,587	(a)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	660,000		705,375
HCA Inc., Senior Secured Notes	8.500%	4/15/19	230,000		254,438
HCA Inc., Senior Secured Notes	7.250%	9/15/20	130,000		144,138
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	250,000		264,063
INC Research LLC, Senior Notes	11.500%	7/15/19	180,000		193,950	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	464,000	EUR	634,926	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	130,000		125,775	(a)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	560,000		586,600
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000		338,250

Total Health Care Providers & Services					6,808,374

Pharmaceuticals - 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	307,000	EUR	440,752	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	100,000	EUR	129,531	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	200,000	EUR	279,443	(a)(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	340,000		$359,337	(a)

Total Pharmaceuticals					1,209,063

TOTAL HEALTH CARE					9,097,554

INDUSTRIALS - 12.7%
Aerospace & Defense - 1.0%
DigitalGlobe Inc., Senior Notes	5.250%	2/1/21	240,000		239,400	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	350,000		386,750
GenCorp Inc., Secured Notes	7.125%	3/15/21	270,000		286,200	(a)
Triumph Group Inc., Senior Notes	4.875%	4/1/21	270,000		273,375	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	675,000		710,437	(a)

Total Aerospace & Defense					1,896,162

Airlines - 1.5%
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	282,035		313,764
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	205,481		215,755	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	260,000		263,250	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	82,212		91,255
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	500,000	GBP	823,846
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	566,419		595,476
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	139,599		148,673
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	240,000		252,000
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	260,000		261,300

Total Airlines					2,965,319

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	370,000		376,475	(a)
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	120,000		127,500	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	180,000		196,200	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	190,000		208,525	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		177,600	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	348,090	(a)

Total Building Products					1,434,390

Commercial Services & Supplies - 2.6%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	740,000		525,400	(a)
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	660,000		661,650
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	170,000		174,038	(a)
Corrections Corp. of America, Senior Notes	4.625%	5/1/23	210,000		215,512	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		284,375	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	800,000		850,000
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	60,000		68,250
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	810,000		872,775	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	350,000		377,125	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	330,000		370,425
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	690,000		772,800

Total Commercial Services & Supplies					5,172,350

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Construction & Engineering - 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		$547,225	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	650,000		731,250	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	200,000		225,000	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	340,000		353,232	(d)(e)

Total Construction & Engineering					1,856,707

Electrical Equipment - 0.6%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	360,000		359,100	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		351,900	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	480,000		510,000	(a)

Total Electrical Equipment					1,221,000

Machinery - 1.1%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	950,000		992,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		433,875	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	236,481	(a)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	270,000		288,900	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	310,000		330,925	(a)

Total Machinery					2,282,931

Marine - 0.7%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	417,637		391,535	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	435,000		440,438
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	580,000		579,637

Total Marine					1,411,610

Road & Rail - 1.2%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	950,625		995,779	(b)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	129,467	(a)
HDTFS Inc., Senior Notes	6.250%	10/15/22	350,000		381,500
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	737,000		795,960	(a)(e)

Total Road & Rail					2,302,706

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	460,000		501,975	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	640,000		707,200	(a)
Rexel SA, Senior Notes	5.250%	6/15/20	340,000		345,950	(a)

Total Trading Companies & Distributors					1,555,125

Transportation - 1.6%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		140,250	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	719,272	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	190,000		201,875	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	480,000		480,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	580,000		619,150	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	480,000		512,400	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	480,000		496,200	(a)

Total Transportation					3,169,147

TOTAL INDUSTRIALS					25,267,447

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	390,000		$410,475	(a)

Electronic Equipment, Instruments & Components - 0.5%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	670,000		685,075	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	142,000		162,590	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	206,699	(a)

Total Electronic Equipment, Instruments & Components					1,054,364

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	300,000		337,500

IT Services - 0.4%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	640,000		670,400	(a)

Software - 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000		466,875	(a)

TOTAL INFORMATION TECHNOLOGY					2,939,614

MATERIALS - 13.6%
Chemicals - 1.4%
Axiall Corp., Senior Notes	4.875%	5/15/23	330,000		337,013	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	220,000		224,675	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	240,000		241,800	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	301,000	EUR	389,695	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	217,312	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	130,000	EUR	188,337	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	225,000		255,375
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	450,000		535,500
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	170,000		175,100	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	240,000	EUR	323,026	(a)

Total Chemicals					2,887,833

Construction Materials - 1.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		467,000	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		303,550	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,550,000		1,724,375	(a)

Total Construction Materials					2,494,925

Containers & Packaging - 2.7%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	521,553	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	250,000		276,875	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	370,000		381,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	542,415	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	430,000	EUR	569,110	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,642,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	550,000		584,375
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	720,000		766,800	(a)

Total Containers & Packaging					5,284,828

Metals & Mining - 6.9%
ArcelorMittal, Senior Notes	6.000%	3/1/21	700,000		737,111
ArcelorMittal, Senior Notes	6.750%	2/25/22	310,000		339,360

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining - continued
Coeur d’Alene Mines Corp., Senior Notes	7.875%	2/1/21	660,000		$700,425	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		204,155	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		199,857	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,213,875	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		425,963	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	20,000		20,675	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,250,000		1,354,687	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		405,153	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	590,000		601,800	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,140,000		729,600	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	280,000		258,300	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	430,000		425,700
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	407,148	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	320,000		321,600	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	350,000		392,875	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	480,000		520,800	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		165,521
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	700,000		767,375	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		68,242
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	490,000		501,025	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		249,550	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	150,000		158,625	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	470,000		461,775
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	550,000		598,125
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	670,000		700,150	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		907,300	(a)

Total Metals & Mining					13,836,772

Paper & Forest Products - 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	441,000		492,818
Boise Cascade LLC/Boise Cascade Finance Corp., Senior Notes	6.375%	11/1/20	160,000		170,200	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000		449,360
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	200,000		197,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	320,000		357,760	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	390,000		434,655	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	380,000		412,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	146,000		119,720

Total Paper & Forest Products					2,633,813

TOTAL MATERIALS					27,138,171

TELECOMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 4.5%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	437,000		388,930	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	470,000		522,875	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		426,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	140,000		153,650
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,000,000		1,102,500
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	160,000		178,800
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	234,000		249,503
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	200,000		207,000	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000		198,000	(a)(g)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	350,000		391,562

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services - continued
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		$906,115
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	350,000		366,625
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		112,150	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		206,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	250,000	EUR	367,731	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	530,000		588,300	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		215,000	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	210,000		223,650	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,182,524		1,234,259	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	860,000		915,900

Total Diversified Telecommunication Services					8,955,050

Wireless Telecommunication Services - 3.7%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	435,278	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	330,000		362,175
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	315,286	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	157,643	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,370,000		1,407,675
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	860,000		1,029,850
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	970,000		1,201,587	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	70,000		77,350
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	550,000		567,875
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	300,000		330,750
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,260,289	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		323,437	(a)

Total Wireless Telecommunication Services					7,469,195

TOTAL TELECOMMUNICATION SERVICES					16,424,245

UTILITIES - 4.6%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		132,900
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	120,000		119,439	(a)(g)(h)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	605,623		667,700
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,890,000		2,064,825
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	305,498		299,388	(f)

Total Electric Utilities					3,284,252

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		85,114
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	250,000		271,250

Total Gas Utilities					356,364

Independent Power Producers & Energy Traders - 2.7%
AES Corp., Senior Notes	9.750%	4/15/16	150,000		179,625
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	340,000		357,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	554,000		617,710	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	240,000		270,897	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,280,000		1,478,400	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	650,000		687,375	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	530,000		565,775	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	850,000		924,375	(a)
PPL Energy Supply LLC, Senior Notes	4.600%	12/15/21	324,000		345,904

Total Independent Power Producers & Energy Traders					5,427,061

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000		$184,200	(a)

TOTAL UTILITIES					9,251,877

TOTAL CORPORATE BONDS & NOTES (Cost - $158,727,345)					165,779,352

COLLATERALIZED SENIOR LOANS - 2.5%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.7%
Equinox Fitness Clubs, Second Lien Term Loan	9.750%	5/16/20	450,000		461,250	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	860,000		935,250	(i)

Total Hotels, Restaurants & Leisure					1,396,500

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		214,170	(i)

TOTAL CONSUMER DISCRETIONARY					1,610,670

CONSUMER STAPLES - 0.5%
Food Products - 0.5%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		176,375	(i)
H.J. Heinz Co., Bridge Loan	—	11/13/13	880,000		880,000	(d)(e)(j)

TOTAL CONSUMER STAPLES					1,056,375

ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	450,000		428,813	(i)

Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	340,000		351,111	(i)

TOTAL ENERGY					779,924

INDUSTRIALS - 0.0%
Marine - 0.0%
Trico Shipping AS, New Term Loan B	—	5/13/14	59,567		59,567	(j)

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
CompuCom Systems Inc., Second Lien Term Loan	10.250%	10/4/19	450,000		461,250	(i)
First Data Corp., Extended Term Loan B	4.204%	3/23/18	212,079		211,787	(i)

TOTAL INFORMATION TECHNOLOGY					673,037

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, Term Loan	10.000%	6/30/16	300,000	EUR	352,829	(i)
Kronos Inc., Second Lien New Term Loan	9.750%	4/30/20	340,000		356,150	(i)

TOTAL MATERIALS					708,979

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,712,537)					4,888,552

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $79,123)	7.000%	1/31/20	498,100	MXN	54,442	(a)

SOVEREIGN BONDS - 9.5%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,083,000		920,550

Brazil - 0.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	159,000	BRL	79,873
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,047,000	BRL	1,037,575
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	211,000	BRL	106,185

Total Brazil					1,223,633

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Mexico - 2.5%
Mexican Bonos, Bonds	6.500%	6/9/22	55,107,000	MXN	$4,988,878

Turkey - 2.8%
Republic of Turkey, Bonds	9.000%	3/8/17	1,500,000	TRY	903,664
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,571,625
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		3,135,000

Total Turkey					5,610,289

Venezuela - 3.1%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,200,000		3,979,500	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		2,284,200	(a)

Total Venezuela					6,263,700

TOTAL SOVEREIGN BONDS (Cost - $17,291,296)					19,007,050

			SHARES
COMMON STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			26,303		52,606	*(d)(e)

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			75,024,286		919,273	*(d)(e)

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Inc.			3,909		172,934

INDUSTRIALS - 0.4%
Building Products - 0.0%
Nortek Inc.			437		31,184	*

Marine - 0.4%
DeepOcean Group Holding AS			19,935		395,284	*(d)(e)
Horizon Lines Inc., Class A Shares			212,508		297,511	*

Total Marine					692,795

TOTAL INDUSTRIALS					723,979

TOTAL COMMON STOCKS (Cost - $2,105,856)					1,868,792

CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $92,500)	6.000%		3,700		77,515

PREFERRED STOCKS - 2.4%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Sanchez Energy Corp., Series B	6.500%		9,500		501,881	*(a)

FINANCIALS - 2.1%
Consumer Finance - 1.5%
GMAC Capital Trust I	8.125%		110,217		2,997,903	(g)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%		36,975		1,057,115	(g)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE		SHARES	VALUE
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		14,050	$46,646	*(e)(g)

TOTAL FINANCIALS				4,101,664

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		1,380	152,490	(a)(d)(e)(g)

TOTAL PREFERRED STOCKS (Cost - $4,731,260)				4,756,035

		EXPIRATION DATE	NOTIONAL AMOUNT †
PURCHASED OPTIONS - 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $60,900)		5/15/13	4,200,000	15,666

			WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.	12/15/17		627	76,180	*
Jack Cooper Holdings Corp.	5/6/18		309	37,544	*
SemGroup Corp.	11/30/14		2,628	72,244	*(e)

TOTAL WARRANTS (Cost - $16,894)				185,968

TOTAL INVESTMENTS - 98.5% (Cost - $187,817,711#)				196,633,372
Other Assets in Excess of Liabilities - 1.5%				2,990,578

TOTAL NET ASSETS - 100.0%				$199,623,950

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	Value is less than $1.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of March 31, 2013.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
TRY	— Turkish Lira

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]†	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	4,200,000	$52,554
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	4,200,000	5,557

TOTAL WRITTEN OPTIONS (Premiums received - $55,860)				$58,111

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$164,321,689	$1,457,663	$165,779,352
Collateralized senior loans	—	4,888,552	—	4,888,552
Convertible bonds & notes	—	54,442	—	54,442
Sovereign bonds	—	19,007,050	—	19,007,050
Common stocks	$501,629	—	1,367,163	1,868,792
Convertible preferred stocks	77,515	—	—	77,515
Preferred stocks	4,603,545	152,490	—	4,756,035
Purchased options	—	15,666	—	15,666
Warrants	—	185,968	—	185,968

Total long-term investments	$5,182,689	$188,625,857	$2,824,826	$196,633,372

Other financial instruments:
Forward foreign currency contracts	—	922,327	—	922,327

Total	$5,182,689	$189,548,184	$2,824,826	$197,555,699

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$58,111	—	$58,111
Futures contracts	$2,788	—	—	2,788
Forward foreign currency contracts	—	466	—	466
Credit default swaps on credit indices - buy protection‡	—	639,377	—	639,377

Total	$2,788	$697,954	—	$700,742

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCK	TOTAL
Balance as of December 31, 2012	$1,302,616	$1,355,382	$2,657,998
Accrued premiums/discounts	2,598	—	2,598
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	152,449	11,781	164,230
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of March 31, 2013	$1,457,663	$1,367,163	$2,824,826

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2013(1)	$152,449	$11,781	$164,230

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of investments (unaudited) (continued)

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Portfolio held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $697,954. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $780,000, which could be used to reduce the required payment.

(n)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,075,126
Gross unrealized depreciation	(4,259,465)

Net unrealized appreciation	$8,815,661

During the period ended March 31, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$20,120,000	$104,984
Options written	8,400,000	55,860
Options closed	—	—
Options exercised	(4,200,000)	(21,840)
Options expired	(15,920,000)	(83,144)

Written options, outstanding as of March 31, 2013	$8,400,000	$55,860

At March 31, 2013, the Portfolio had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 30-Year Bonds	2	6/13	$286,150	$288,938	$(2,788)

Notes to Schedule of investments (unaudited) (continued)

At March 31, 2013, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank, N.A.	100,000	$128,223	5/16/13	$(466)
Contracts to Sell:
British Pound	Citibank, N.A.	152,200	231,207	5/16/13	2,035
British Pound	Citibank, N.A.	324,135	492,394	5/16/13	14,236
British Pound	Credit Suisse	221,262	336,119	5/16/13	12,192
British Pound	UBS AG	1,746,488	2,653,088	5/16/13	104,983
Euro	Citibank, N.A.	480,915	616,642	5/16/13	27,505
Euro	Citibank, N.A.	729,000	934,743	5/16/13	41,097
Euro	Citibank, N.A.	1,763,368	2,261,037	5/16/13	126,743
Euro	JPMorgan Chase & Co.	330,810	424,174	5/16/13	24,426
Euro	UBS AG	7,794,805	9,994,707	5/16/13	569,110

					922,327

Net unrealized gain on open forward foreign currency contracts					$921,861

At March 31, 2013, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)	$576,000	12/20/16	5.000 quarterly	%	$(33,045)	$13,268	$(46,313)
BNP Paribas (Markit CDX.NA.HY.17 Index)	912,000	12/20/16	5.000 quarterly	%	(52,322)	20,131	(72,453)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,237,500	6/20/17	5.000 quarterly	%	(63,395)	47,296	(110,691)
BNP Paribas (Markit CDX.NA.HY.18 Index)	1,970,100	6/20/17	5.000 quarterly	%	(100,924)	22,813	(123,737)
BNP Paribas (Markit CDX.NA.HY.19 Index)	1,850,000	12/20/17	5.000 quarterly	%	(75,780)	(39,558)	(36,222)
BNP Paribas (Markit CDX.NA.HY.19 Index)	1,850,000	12/20/17	5.000 quarterly	%	(75,780)	(37,584)	(38,196)
BNP Paribas (Markit CDX.NA.HY.19 Index)	4,200,000	12/20/17	5.000 quarterly	%	(172,040)	(124,316)	(47,724)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)	1,152,000	12/20/16	5.000 quarterly	%	(66,091)	27,641	(93,732)

Total	$13,747,600				$(639,377)	$(70,309)	$(569,068)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2013.

Notes to Schedule of investments (unaudited) (continued)

			Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$(2,788)	—	—	—	$(2,788)
Foreign Exchange Risk	—	—	—	$922,327	$(466)	—	921,861
Credit Risk	$15,666	$(58,111)	—	—	—	$(639,377)	(681,822)

Total	$15,666	$(58,111)	$(2,788)	$922,327	$(466)	$(639,377)	$237,251

During the period ended March 31, 2013, the volume of derivative activity for the Portfolio was as follows:

Average market value
Purchased options	$73,185
Written options	75,032
Futures contracts (to sell)	215,859
Forward foreign currency contracts (to buy)	304,209
Forward foreign currency contracts (to sell)	17,568,076

Average notional balance
Credit default swap contracts (to buy protection)	$9,797,600

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013